Exhibit 10.2

EXECUTION VERSION

FIFTH AMENDMENT TO THE

TRANSFER AND CONTRIBUTION AGREEMENT

This FIFTH AMENDMENT TO THE TRANSFER AND CONTRIBUTION AGREEMENT (this “Amendment”), dated as of July 20, 2018, is entered into by and among the VARIOUS ENTITIES LISTED ON THE SIGNATURE PAGES HERETO AS AN ORIGINATOR (the “Originators”), REMITCO LLC (the “Released Originator”), FIRST DATA CORPORATION, as initial Servicer (“First Data”), and FIRST DATA RECEIVABLES, LLC, a Delaware limited liability company (the “Company”).

Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Transfer and Contribution Agreement described below.

BACKGROUND

A.    The Originators, the Company and the Servicer have entered into a Transfer and Contribution Agreement, dated as of December 31, 2015 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Transfer and Contribution Agreement”).

B.    Concurrently herewith, the Company, First Data and PNC Bank, National Association (“PNC”), as Committed Lender, Group Agent and Administrative Agent, are entering into that certain Fifth Amendment to the Receivables Financing Agreement (the “RFA Amendment”), dated as of the date hereof.

C.    The parties hereto desire to amend the Transfer and Contribution Agreement as set forth herein.

NOW, THEREFORE, with the intention of being legally bound hereby, and in consideration of the mutual undertakings expressed herein, each party to this Amendment hereby agrees as follows:

SECTION 1.    Amendments to the Transfer and Contribution Agreement. The Transfer and Contribution Agreement is hereby amended as follows:

(a)    Schedule I of the Transfer and Contribution Agreement is hereby replaced in its entirety with the schedule attached hereto as Schedule I.

(b)    Schedule II of the Transfer and Contribution Agreement is hereby replaced in its entirety with the schedule attached hereto as Schedule II.

(c)    Schedule III of the Transfer and Contribution Agreement is hereby replaced in its entirety with the schedule attached hereto as Schedule III.

(a)    Release of Released Originator. The parties hereto hereby agree that upon the effectiveness of this Amendment, the Released Originator shall no longer be a party to the Transfer and Contribution Agreement or any other Transaction Document and shall no longer have any obligations or rights thereunder (other than such obligations which by their express terms survive termination of the Transfer and Contribution Agreement or such other Transaction Document).

SECTION 2.    Delegation and Assumption of Released Originator’s Obligations. Effective immediately prior to the removal of the Released Originator as a party to the Transfer and Contribution Agreement pursuant to Section 1 above, the Released Originator hereby delegates to the remaining Originators, and each remaining Originator hereby assumes, jointly and severally, all of the Released Originator’s duties, obligations and liabilities under the Transfer and Contribution Agreement and each of the other Transaction Documents.

SECTION 3.    Representations and Warranties of the Originators and Servicer. The Released Originator, the Originators and the Servicer hereby represent and warrant to each of the parties hereto as of the date hereof as follows:

(a)    Representations and Warranties. The representations and warranties made by it in the Transfer and Contribution Agreement and the Receivables Financing Agreement are true and correct as of the date hereof.

(b)    Enforceability. The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment, the Transfer and Contribution Agreement (as amended hereby) and the other Transaction Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Amendment, the Transfer and Contribution Agreement (as amended hereby) and the other Transaction Documents to which it is a party are (assuming due authorization and execution by the other parties thereto) its valid and legally binding obligations, enforceable in accordance with its terms, except (x) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws from time to time in effect relating to creditors’ rights, and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(c)    No Event of Default. No Contribution Termination Event, Unmatured Contribution Termination Event, Event of Default or Unmatured Event of Default has occurred and is continuing, or would occur as a result of this Amendment or the transactions contemplated hereby.

SECTION 4.    Effect of Amendment; Ratification. All provisions of the Transfer and Contribution Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Transfer and Contribution Agreement (or in any other Transaction Document) to “this Transfer and Contribution Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Transfer and Contribution Agreement shall be deemed to be references to the Transfer and Contribution Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Transfer and Contribution Agreement other than as set forth herein. The Transfer and Contribution Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.

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SECTION 5.    Effectiveness. This Amendment shall become effective as of the date hereof upon the Administrative Agent’s receipt of counterparts to this Amendment executed by each of the parties hereto.

SECTION 6.    Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 7.    Transaction Document. This Amendment shall be a Transaction Document for purposes of the Transfer and Contribution Agreement.

SECTION 8.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 9.    GOVERNING LAW AND JURISDICTION.

(a)    THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

(b)    EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

SECTION 10.    Further Assurances; UCC Termination. (a) Each of First Data, the Originators, and the Released Originator hereby agrees to do, at the Released Originator’s

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expense, all such things and execute all such documents and instruments, in each case, as the Administrative Agent or the Company may reasonably consider necessary or desirable to give full effect to the transaction contemplated by this Amendment and the documents, instruments and agreements executed in connection herewith and therewith. (b) The Administrative Agent hereby agrees to do, at the Released Originator’s expense, all such things and execute all such documents and instruments and authorize and file all such financing statements and financing statement amendments, in each case, as the Released Originator, First Data, or the Company may reasonably consider necessary or desirable to give full effect to the transaction contemplated by this Amendment and the documents, instruments and agreements executed in connection herewith and therewith.

SECTION 11.    Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Transfer and Contribution Agreement or any provision hereof or thereof.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

FIRST DATA RECEIVABLES, LLC, as Company

By:	/s/ Joseph Furlong
Name:	Joseph Furlong
Title:	Treasurer
FIRST DATA CORPORATION, as Servicer

By:	/s/ Joseph Furlong
Name:	Joseph Furlong
Title:	Treasurer

S-1	Fifth Amendment to Transfer and Contribution Agreement

FIRST DATA RESOURCES, LLC,
CARDCONNECT, LLC,
CONCORD COMPUTING CORPORATION,
STAR NETWORKS, INC.,
FIRST DATA PROCESSING, INC.,
FIRST DATA HARDWARE SERVICES INC.,
FIRST DATA GOVERNMENT SOLUTIONS, INC.,
FIRST DATA GOVERNMENT SOLUTIONS, LP,
STAR SYSTEMS ASSETS, INC.,
FIRST DATA MERCHANT SERVICES LLC,
IGNITE PAYMENTS, LLC,
FDS HOLDINGS, INC.,
NEW PAYMENT SERVICES, INC.,
CTS HOLDINGS, LLC,
CONCORD PAYMENT SERVICES, INC., and
GIFT SOLUTIONS LLC, each as an Originator

By:	/s/ Gretchen A. Herron
Name:	Gretchen A. Herron
Title:	Assistant Secretary
TELECHECK SERVICES, INC., as an Originator

By:	/s/ Stanley J. Andersen
Name:	Stanley J. Andersen
Title:	Assistant Secretary

S-2	Fifth Amendment to Transfer and Contribution Agreement

REMITCO LLC, as Released Originator

By:	/s/ Gretchen A. Herron
Name:	Gretchen A. Herron
Title:	Vice President

S-3	Fifth Amendment to Transfer and Contribution Agreement

ACKNOWLEDGED AND AGREED TO BY:
PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Michael Brown
Name:	Michael Brown
Title:	Senior Vice President
PNC BANK, NATIONAL ASSOCIATION, as Group Agent for the PNC Group

By:	/s/ Michael Brown
Name:	Michael Brown
Title:	Senior Vice President

S-4	Fifth Amendment to Transfer and Contribution Agreement

Schedule I

LIST AND LOCATION OF EACH ORIGINATOR

Originator	Location
First Data Resources, LLC	Delaware
TeleCheck Services, Inc.	Delaware
Star Networks, Inc.	Delaware
First Data Processing, Inc.	Delaware
First Data Hardware Services Inc.	California
First Data Government Solutions, Inc.	Delaware
First Data Government Solutions, LP	Delaware
Star Systems Assets, Inc.	Delaware
First Data Merchant Services LLC	Florida
Ignite Payments, LLC	California
FDS Holdings, Inc.	Delaware
New Payment Services, Inc.	Georgia
CTS Holdings, LLC	Colorado
Concord Payment Services, Inc.	Georgia
Gift Solutions LLC	Delaware
CardConnect, LLC	Delaware
Concord Computing Corporation	Delaware

Schedule II

LOCATION OF BOOKS AND RECORDS OF ORIGINATORS

Originator	Location of Books and Records
First Data Resources, LLC	6902 Pine Street, Omaha, NE 68106
TeleCheck Services, Inc.	5565 Glenridge Conn., Atlanta, GA 30342
Star Networks, Inc.	6902 Pine Street, Omaha, NE 68106
First Data Processing, Inc.	6902 Pine Street, Omaha, NE 68106
First Data Hardware Services Inc.	3975 NW 120th Avenue, Corral Springs, FL 33065
First Data Government Solutions, Inc.	5565 Glenridge Conn., Atlanta, GA 30342
First Data Government Solutions, LP	5565 Glenridge Conn., Atlanta, GA 30342
Star Systems Assets, Inc.	6902 Pine Street, Omaha, NE 68106
First Data Merchant Services LLC	3 Western Md Parkway, Hagerstown, MD 21740
Ignite Payments, LLC	3 Western Md Parkway, Hagerstown, MD 21740
FDS Holdings, Inc.	3 Western Md Parkway, Hagerstown, MD 21740
New Payment Services, Inc.	3 Western Md Parkway, Hagerstown, MD 21740
CTS Holdings, LLC	3 Western Md Parkway, Hagerstown, MD 21740
Concord Payment Services, Inc.	3 Western Md Parkway, Hagerstown, MD 21740
Gift Solutions LLC)	3975 NW 120th Avenue, Corral Springs, FL 33065
CardConnect, LLC	3 Western Md Parkway, Hagerstown, MD 21740
Concord Computing Corporation	3 Western Md Parkway, Hagerstown, MD 21740

Schedule III

TRADE NAMES

Corporate Names:

First Data Resources, LLC

TeleCheck Services, Inc.

Star Networks, Inc.

Star Processing, Inc.

First Data Processing, Inc.

Instant Cash Services, LLC

TASQ Technology, Inc.

First Data Hardware Services Inc.

First Data Government Solutions, Inc.

First Data Government Solutions, LP

Star Systems Assets, Inc.

First Data Merchant Services LLC

Unified Merchant Services

First Data Merchant Services Southeast, L.L.C.

Ignite Payments, LLC

First Data Merchant Services Northeast, LLC

FDS Holdings, Inc.

New Payment Services, Inc.

National Payment Systems Inc.

CTS Holdings, LLC

Concord Payment Services, Inc.

ValueLink, LLC

Gift Solutions LLC

CardConnect, LLC

Concord Computing Corporation

DBAs:

First Data Government Solutions, Inc.

Jurisdiction	DBA Name	Start Date
Florida	GovConnect, Inc.	9/29/2004

First Data Government Solutions, LP

Jurisdiction	DBA Name	Start Date
Colorado	Telepath	8/21/2003
Connecticut	FDGS Limited Partnership	3/7/2007

Kentucky	FDGS, LP	1/28/2008
Maryland	First Data Government Solutions, Limited Partnership	8/9/2004
Michigan	First Data Government Solutions, Limited Partnership	8/13/2004
New Jersey	FD Government Solutions LP	3/28/2006
Virginia	First Data Government Solutions of Virginia, LP	11/24/2004

Star Networks, Inc.

Jurisdiction	DBA Name	Start Date
California	Star EFT, Inc.	9/20/2004
Florida	Star Networks Systems, Inc.	10/2/1998

TeleCheck Services, Inc.

Jurisdiction	DBA Name	Start Date
Vermont	Check Payment Services	4/12/2000

CTS Holdings, LLC

Jurisdiction	DBA Name	Start Date
Colorado	Concord Payment Systems	05/20/2005

First Data Merchant Services LLC*

Jurisdiction	DBA Name	Start Date
Illinois	Express Merchant Processing Solutions	03/07/2017
Montana	Midwest Merchant Services	05/20/2005

* Originator converted to an LLC on 12/31/15. Prior to such date, Originator was known as First Data Merchant Services Corporation. The following DBAs are registered under First Data Merchant Services Corporation:

Jurisdiction	DBA Name	Start Date
Florida	Community Merchant Services	5/24/2005
Tennessee	First Virginia Merchant Services	4/12/2000
Virginia	First Virginia Merchant Services	5/10/2000
Maryland	First Virginia Merchant Services	10/11/2002
Louisiana	Full Acquiring and Clearing Solutions	9/7/2001
Iowa	Full Acquiring and Clearing Solutions	7/18/2001
Indiana	Full Acquiring and Clearing Solutions	9/7/2001
Illinois	Full Acquiring and Clearing Solutions	7/9/2001
Idaho	Full Acquiring and Clearing Solutions	8/24/2001
Hawaii	Full Acquiring and Clearing Solutions	8/24/2001

Arkansas	Full Acquiring and Clearing Solutions	8/24/2001
New Hampshire	Full Acquiring and Clearing Solutions	8/29/2001
New Jersey	Full Acquiring and Clearing Solutions	8/24/2001
North Dakota	Full Acquiring and Clearing Solutions	7/9/2001
Oregon	Full Acquiring and Clearing Solutions	8/24/2001
Pennsylvania	Full Acquiring and Clearing Solutions	8/24/2001
Rhode Island	Full Acquiring and Clearing Solutions	8/24/2001
Utah	Full Acquiring and Clearing Solutions	7/10/2001
Nebraska	Full Acquiring and Clearing Solutions	8/24/2001
Texas	Full Acquiring and Clearing Solutions	9/10/2001
Maine	Full Acquiring and Clearing Solutions	8/24/2001
Minnesota	Full Acquiring and Clearing Solutions	8/24/2001
Missouri	Full Acquiring and Clearing Solutions	8/24/2001
Montana	Full Acquiring and Clearing Solutions	7/9/2001
Colorado	Full Acquiring and Clearing Solutions	7/10/2001
Colorado	Midwest Merchant Services	5/18/2005
Texas	Midwest Merchant Services	5/20/2005
Idaho	Midwest Merchant Services	5/23/2005
Iowa	Midwest Merchant Services	5/20/2005
Montana	Midwest Merchant Services	5/20/2005
Wyoming	Midwest Merchant Services	5/24/2005
Oklahoma	Midwest Merchant Services	5/23/2005
Minnesota	Midwest Merchant Services	5/20/2005
North Dakota	Midwest Merchant Services	5/23/2005
Missouri	Midwest Merchant Services	5/23/2005
South Dakota	Midwest Merchant Services	6/7/2005
Illinois	Midwest Merchant Services	6/8/2005
Indiana	Midwest Merchant Services	6/9/2005
Nebraska	Midwest Merchant Services	5/23/2005
Utah	Midwest Merchant Services	5/20/2005
Washington	Midwest Merchant Services	6/10/2005
California	NaBanco	6/29/1989
Florida	NaBanco	7/29/1981
Florida	PaySpring Merchant Services	6/27/2012
Colorado	Sam’s Club Merchant Credit Card Processing	2/22/2005
Iowa	TCF Merchant Services	5/2/2007
Colorado	TCF Merchant Services	4/24/2007
Illinois	TCF Merchant Services	5/2/2007
Minnesota	TCF Merchant Services	5/22/2007
Indiana	TCF Merchant Services	10/30/2007
Florida	West Coast Merchant Services	10/26/2006

Ignite Payments, LLC

Jurisdiction	DBA Name	Start Date
California	First Data Independent Sales	1/30/2013
California	First Data independent Sales	2/5/2013
California	PayStart	3/19/2013

National Payment Systems Inc.

Jurisdiction	DBA Name	Start Date
New York	Card Payment Systems	11/21/1996
New York	Concord Payment Systems	10/17/2001